                            EXECUTIVE SUPPLEMENTAL
                          RETIREMENT INCOME AGREEMENT

                           (15 Year Period Certain)


                             LIBERTY FEDERAL BANK
                              Hinsdale, Illinois

                                April 16, 1998

              EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME AGREEMENT
                   (PAYMENT OPTION - 15 YEAR PERIOD CERTAIN)


     This Executive Supplemental Retirement Income Agreement (the "Agreement"), effective as of the 16th day of April, 1998, formalizes the agreements by and between LIBERTY FEDERAL BANK (the "Bank"), a stock savings bank, and certain key employees, hereinafter referred to as "Executive(s)", who shall be selected and approved by the Bank to participate in this Agreement by execution of an Executive Supplemental Retirement Income Joinder Agreement ("Joinder Agreement") in a form provided by the Bank. ALLIANCE BANCORP (the "Holding Company") is a party to this Agreement for the sole purpose of guaranteeing the Bank's performance hereunder.

                             W I T N E S S E T H :

     WHEREAS, the Executives are employed by the Bank; and

     WHEREAS, the Bank recognizes the valuable services heretofore performed for it by such Executives and wishes to encourage their continued employment and to provide them with additional incentive to achieve corporate objectives; and

     WHEREAS, the Bank wishes to provide the terms and conditions upon which the Bank shall pay additional retirement benefits to the Executives; and

     WHEREAS, the Bank intends this Agreement to be considered an unfunded arrangement, maintained primarily to provide supplemental retirement income for its Executives, members of a select group of management or highly compensated employees of the Bank, for tax purposes and for purposes of the Employee Retirement Income Security Act of 1974, as amended; and

     WHEREAS, the Bank has adopted this Executive Supplemental Retirement Income Agreement which controls all issues relating to Supplemental Retirement Income Benefits as described herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the Bank and the Executive agree as follows:


                                   SECTION I
                                  DEFINITIONS
                                  -----------

     When used herein, the following words and phrases shall have the meanings below unless the context clearly indicates otherwise:

1.1 "Accrued Benefit" means that portion of the Supplemental Retirement Income Benefit which is required to be expensed and accrued under generally accepted accounting principles (GAAP).

1.2 "Act" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.3  "Administrator" means the Bank and/or its Board.

1.4  "Bank" means Liberty Federal Bank and any successor thereto or the Board.

1.5 "Beneficiary" means the person or persons (and their heirs) designated as Beneficiary by the Executive to whom the deceased Executive's benefits are payable. If no Beneficiary is so designated, then the Executive's Spouse, if living, will be deemed the Beneficiary. If the Executive's Spouse is not living, then the Children of the Executive will be deemed the Beneficiaries and will take on a per stirpes basis. If there are no living Children, then the Estate of the Executive will be deemed the Beneficiary.

1.6  "Benefit Age" shall be the birthday on which the Executive attains age 65.

1.7 "Benefit Eligibility Date" shall be the later of (i) the 1st day of the month following the month in which the Executive attains the Benefit Age, or (ii) the 1st day of the month following the month in which the Executive actually retires.

1.8 "Board" shall mean the Board of Directors of the Bank, unless specifically noted otherwise.

1.9 "Cause" shall mean willful misconduct, breach of fiduciary duty involving personal benefit to the Executive, conviction of a felony, wilful breach or willful neglect by the Executive of his duties as an Executive of the Holding Company or the Bank, or persistent negligence or misconduct in the performance of such duties. For purposes of this definition, no act or failure to act on the part of the Executive shall be considered "willful" unless done or omitted not in good faith and without reasonable belief that the action or omission was in the best interest of the Holding Company or the Bank.

1.10 A "Change in Control" shall mean and include the following with respect to the Bank or the Holding Company:

     (1) a change in control of a nature that is reported by the Holding Company in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (hereinafter the "Exchange Act"); or
     (2) an acquisition of "control" as defined in the Home Owners' Loan Act and applicable regulations thereunder ("HOLA"); or
     (3) the occurrence of the following:
         (i) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) or "group acting in concert" is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
               Act), directly or indirectly, of securities of the Holding Company representing Twenty Percent (20%) or more of the combined voting power of the Holding Company's outstanding securities ordinarily having the right to vote at the elections of directors, except for any stock purchased by the Bank's Employee Stock Ownership Plan and/or the trust under such plan; or
         (ii) a reorganization, merger, merger conversion, consolidation or sale of all or substantially all of the assets of the Bank or the Holding Company or a similar transaction, in which the stockholders of the Holding Company immediately prior to such transaction do not own at least 50.1% of the voting stock of the resulting entity; or
         (iii) individuals who constitute the board of directors of the Bank or the Holding Company on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election was approved by the Holding Company's or Bank's nominating committee which is comprised of members of the Incumbent Board, shall be, for purposes of this clause (iii) considered as though he were a member of the Incumbent Board.
         (iv) a proxy statement is issued soliciting proxies from the stockholders of the Holding Company by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger, or consolidation of the Holding Company with one or more corporations as a result of which the outstanding shares of the class of the Holding Company's securities are exchanged for or converted into cash or property or securities not issued by the Holding Company.
         (v) The term "person" includes an individual, a group acting in concert, a corporation, a partnership, an association, a joint venture, a pool, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate or any other group formed for the purpose of acquiring, holding or disposing of securities. The term "acquire" means obtaining ownership, control, power to vote or sole power of disposition of stock, directly or indirectly or through one or more transactions or subsidiaries, through purchase, assignment, transfer, exchange, succession or other means, including (1) an increase in percentage ownership resulting from a redemption, repurchase, reverse stock split or a similar transaction involving other securities of the same class; and (2) the acquisition of stock by a group of persons and/or companies acting in concert which shall be deemed to occur upon the formation of such group, provided that an investment advisor shall not be deemed to acquire the voting stock of its advisee if the advisor (a) votes the stock only upon instruction from the beneficial owner and (b) does not provide the beneficial owner with advice concerning the voting of such stock. The term "security" includes nontransferable subscription rights issued pursuant to a plan of conversion, as well as a "security," as defined in 15 U.S.C. (S) 78c(2)(1); and the term "acting in concert" means (1) knowing participation in a joint activity or interdependent conscious parallel action towards a common goal whether or not pursuant to an express agreement, or (2) a combination or pooling of voting or other interests in the securities of an issuer for a common purpose pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise. Further, acting in concert with any person or company shall also be deemed to be acting in concert with any person or company that is acting in concert with such other person or company.

     (4) Notwithstanding the above definitions, the boards of directors of the Bank or the Holding Company, in their absolute discretion, may make a finding that a Change in Control of the Bank or the Holding Company has taken place without the occurrence of any or all of the events enumerated above.

1.11 "Children" means the Executive's children, or the issue of any deceased Children, then living at the time payments are due the Children under this Agreement. The term "Children" shall include both natural and adopted Children.

1.12 "Code" means the Internal Revenue Code of 1986, as amended.

1.13 "Disability Benefit" means the monthly benefit payable to the Executive following a determination, in accordance with Subsection 3.6, that he is no longer able, properly and satisfactorily, to perform his duties at the Bank. The Disability Benefit shall be equivalent to the Supplemental Early Retirement Income Benefit, reduced by any corporate long term disability insurance in force and payable at or during the time of disability.

1.14 "Effective Date" of this Agreement shall be April 16, 1998.

1.15 "Estate" means the estate of the Executive.

1.16 "Holding Company" means Alliance Bancorp.

1.17 "Interest Factor" unless specifically designated otherwise in this Subsection or in another place in this Agreement, means annual compounding or discounting, as applicable, at seven percent (7%). For purposes of determining the value of an Executive's lump sum benefit upon disability or for purposes of determining the present value of the amount necessary to contribute to a rabbi trust to fund the Executive's benefit in the event of a Change in Control, the Interest Factor shall mean 120% of the semi-annual applicable federal rate (AFR) as determined under Code section 1274(d).

1.18 "Payout Period" means the time frame during which benefits payable hereunder shall be distributed. Payments generally shall be made in monthly installments commencing within thirty (30) days following the occurrence of the event which triggers distribution and continuing for One Hundred Eighty
     (180) months. In certain cases set forth herein, an Executive's (or Beneficiary's) benefit shall be paid in a single lump payment.

1.19 "Plan Year" shall mean the calendar year.

1.20 "Spouse" means the individual to whom the Executive is legally married at the time of the Executive's death, provided, however, that the term "Spouse" shall not refer to an individual to whom the Executive is legally married at the time of death if the Executive and such individual have entered into a formal separation agreement (provided that such separation agreement does not provide otherwise or state that such individual is entitled to a portion of the benefit hereunder) or initiated divorce proceedings.

1.21 "Supplemental Retirement Income Benefit" means an annual amount (before
                                                                      ------
     taking into account federal and state income taxes), actuarially calculated to provide the Executive with Seventy Percent (70%) of the average of his highest annual salary plus cash bonus (combined) in any five (5) consecutive years of the last ten (10) calendar years ending before the Executive's Benefit Eligibility Date, reduced by the employer-provided benefits available to the Executive for the twelve (12) month period immediately following attainment of his Benefit Age from any tax-qualified plans maintained or terminated and paid out by the Bank, assuming for purposes of this calculation that the amounts available to the Executive under such tax-qualified plans are annuitized and distributed over the Executive' life expectancy. The Supplemental Retirement Income Benefit shall be payable in monthly installments throughout the Payout Period. For purposes of determining the annuitized value of the Executive's employer-provided tax-qualified plan benefits, the value of tax-qualified plan benefits (including those benefits which have been rolled into or directly transferred to an individual retirement account or another tax-qualified plan) will be determined as of April 1, 1998, and shall be set forth on Exhibit B to this Agreement. The value so determined shall be increased by the Interest Factor from April 1, 1998, until the Executive's Benefit Age and then shall be annuitized (using the Interest Factor) over the Payout Period commencing on the Executive's Benefit Eligibility Date.

1.22 "Supplemental Early Retirement Income Benefit" means an annual amount (before taking into account federal and state income taxes) payable under Subsection 3.4 or Subsection 3.6 of the Plan in the event of the Executive's termination of employment following a Change in Control or due to disability. The Supplemental Early Retirement Income Benefit shall be calculated to provide the Executive with Seventy Percent (70%) of the average of his highest annual salary plus highest annual cash bonus (combined) in any five (5) consecutive years of the last ten (10) calendar years ending before the Executive's termination of employment reduced by the annuitized value of the employer-provided tax-qualified plan benefits set forth on Exhibit B ("Exhibit B Amount").

     In the case of the payment of the Supplemental Early Retirement Income Benefit following a Change in Control, until the Executive attains his Benefit Age, the Supplemental Early Retirement Income Benefit shall not be reduced by the Exhibit B Amount. Following attainment of Benefit Age, the Supplemental Early Retirement Income Benefit paid to the Executive shall be reduced by the Exhibit B Amount.

1.23 "Survivor's Benefit" means an annual amount payable to the Beneficiary in monthly installments throughout the Payout Period, equal to the greater of
     (i) the amount designated in the Executive's Joinder Agreement or (ii) the benefit available to the Executive if the Executive had terminated employment or retired (if eligible) on the day of his death.

                                   SECTION II
                          ESTABLISHMENT OF RABBI TRUST
                          ----------------------------

     The Bank intends to establish a rabbi trust into which the Bank intends to contribute assets which shall be held therein, subject to the claims of the Bank's creditors in the event of the Bank's "Insolvency" as defined in the agreement which establishes such rabbi trust, until the contributed assets are paid to the Executives and their Beneficiaries in such manner and at such times as specified in this Agreement. It is the intention of the Bank to make contributions to the rabbi trust to provide the Bank with a source of funds to assist it in meeting the liabilities of this Agreement. The rabbi trust and any assets held therein shall conform to the terms of the rabbi trust agreement which has been established in conjunction with this Agreement. To the extent the language in this Agreement is modified by the language in the rabbi trust agreement, the rabbi trust agreement shall supersede this Agreement. Any contributions to the rabbi trust shall be made during each Plan Year in accordance with the rabbi trust agreement. The amount of such contribution(s) shall be equal to the full present value of all benefit accruals under this Plan, if any, less: (i) previous contributions made on behalf of the Executive to the rabbi trust, and (ii) earnings to date on all such previous contributions. In the event of a Change in Control, the Bank shall transfer to the rabbi trust within thirty (30) days prior to such Change in Control, the present value of an amount sufficient to fully fund the Supplemental Early Retirement Income Benefit for each Executive covered by this Agreement.

                                  SECTION III
                                    BENEFITS
                                    --------

3.1  Retirement Benefit. If the Executive is in service with the Bank until
     ------------------
     reaching his Benefit Age, the Executive shall be entitled to the Supplemental Retirement Income Benefit. Such benefit shall commence on the Executive's Benefit Eligibility Date and shall be payable in monthly installments throughout the Payout Period. In the event the Executive dies at any time after attaining his Benefit Age, but prior to completion of all such payments due and owing hereunder, the Bank shall pay to the Executive's Beneficiary a continuation of the monthly installments for the remainder of the Payout Period.

3.2  Death Prior to Benefit Age.  If the Executive dies prior to attaining his
     --------------------------
     Benefit Age but while employed at the Bank, the Executive's Beneficiary shall be entitled to the Survivor's Benefit. The Survivor's Benefit shall commence within thirty (30) days of the Executive's death and shall be payable in monthly installments throughout the Payout Period.

3.3  Involuntary or Voluntary Termination of Employment Other Than for Cause.
     -----------------------------------------------------------------------
     If the Executive's employment with the Bank is involuntarily or voluntarily terminated prior to the attainment of his Benefit Age, for any reason other than for Cause, the Executive's death, disability, or following a Change in Control (as defined), the Executive (or his Beneficiary) shall be entitled to the Accrued Benefit relating to Executive at the time of the Executive's termination of employment. Such benefit shall commence at the Executive's Benefit Age, shall be annuitized (using the Interest Factor) and be payable in monthly installments throughout the Payout Period. In the event the Executive dies prior to commencement or completion of all such payments due and owing hereunder, the Bank shall pay to the Executive's Beneficiary a continuation of the monthly installments for the remainder of the Payout Period. Notwithstanding anything to the contrary herein, the Administrator may determine to pay the Executive's Accrued Benefit to the Executive in a lump sum within sixty (60) days of his voluntary or involuntary termination.

3.4  Termination of Service Related to a Change in Control.
     -----------------------------------------------------
     If a Change in Control occurs, and thereafter the Executive's employment is terminated (either voluntarily or involuntarily), the Executive shall be entitled to the Supplemental Early Retirement Income Benefit. Such benefit shall commence within thirty (30) days of such termination and shall be payable in monthly installments throughout the Payout Period, in the manner set forth in Subsection 1.22. In the event that the Executive dies at any time after termination of employment, but prior to commencement or completion of all such payments due and owing hereunder, the Bank, or its successor, shall pay to the Executive's Beneficiary a continuation of the monthly installments for the remainder of the Payout Period.

3.5  Termination for Cause.  If the Executive is terminated for Cause, all
     ---------------------
     benefits under this Agreement shall be forfeited and this Agreement shall become null and void.

3.6  Disability Benefit.
     ------------------
     Notwithstanding any other provision hereof, if requested by the Executive and approved by the Board (which approval shall not be unreasonably withheld), the Executive shall be entitled to receive the Disability Benefit hereunder, in any case in which it is determined by a duly licensed physician selected by the Bank, that the Executive is no longer able, properly and satisfactorily, to perform his regular duties as an Executive, because of ill health, accident, disability or general inability due to age. If the Executive's service is terminated pursuant to this paragraph and Board approval is obtained, the Executive may elect to receive the Disability Benefit in lieu of any other benefit available under Section III (other than Subsection 3.7), which is not available prior to the Executive's Benefit Eligibility Date. The Disability Benefit shall be paid within thirty (30) days following the above-mentioned disability determination. At the Executive's request, and upon Board approval, the Disability Benefit may be paid in a lump sum. In the event the Executive dies at any time after termination of employment due to disability but prior to payment of the Disability Benefits, the Bank shall pay the Survivor's Benefit to the Executive's Beneficiary. The determination regarding payment of a Disability Benefit or payment of payment of the Disability Benefit in a lump sum is within the sole discretion of the Board. Any disability benefit received hereunder will be reduced by any corporate long term disability insurance in force and payable at or during the time of disability.

3.7  Additional Death Benefit - Burial Expense.  In addition to the above-
     -----------------------------------------
     described death benefits, upon the Executive's death, the Executive's Beneficiary shall be entitled to receive a one-time lump sum death benefit in the amount of Ten Thousand ($10,000.00) Dollars. This benefit shall be provided specifically for the purpose of providing payment for burial and/or funeral expenses of the Executive. Such death benefit shall be payable within thirty (30) days of the Executive's death. The Executive's Beneficiary shall not be entitled to such benefit if the Executive is terminated for Cause prior to death.

                                   SECTION IV
                            BENEFICIARY DESIGNATION
                            -----------------------

     The Executive shall make an initial designation of primary and secondary Beneficiaries upon execution of his Joinder Agreement and shall have the right to change such designation, at any subsequent time, by submitting to the Administrator in substantially the form attached as Exhibit A to the Joinder Agreement, a written designation of primary and secondary Beneficiaries. Any Beneficiary designation made subsequent to execution of the Joinder Agreement shall become effective only when receipt thereof is acknowledged in writing by the Administrator.

                                   SECTION V
                          EXECUTIVE'S RIGHT TO ASSETS:
                          ---------------------------
                    ALIENABILITY AND ASSIGNMENT PROHIBITION
                    ---------------------------------------

     At no time shall the Executive be deemed to have any lien, right, title or interest in or to any specific investment or asset of the Bank. The rights of the Executive, any Beneficiary, or any other person claiming through the Executive under this Agreement, shall be solely those of an unsecured general creditor of the Bank. The Executive, the Beneficiary, or any other person claiming through the Executive, shall only have the right to receive from the Bank those payments so specified under this Agreement. Neither the Executive nor any Beneficiary under this Agreement shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Executive or his Beneficiary, nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise.

                                   SECTION VI
                                 ACT PROVISIONS
                                 --------------

6.1  Named Fiduciary and Administrator.  The Bank shall be the Named Fiduciary
     ---------------------------------
     and Administrator (the "Administrator") of this Agreement. As Administrator, the Bank shall be responsible for the management, control and administration of the Agreement as established herein. The Administrator may delegate to others certain aspects of the management and operational responsibilities of the Agreement, including the employment of advisors and the delegation of ministerial duties to qualified individuals.

6.2  Claims Procedure and Arbitration.  In the event that benefits under this
     --------------------------------
     Agreement are not paid to the Executive (or to his Beneficiary in the case of the Executive's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Administrator within sixty (60) days from the date payments are refused. The Administrator shall review the written claim and, if the claim is denied, in whole or in part, they shall provide in writing, within thirty
     (30) days of receipt of such claim, their specific reasons for such denial, reference to the provisions of this Agreement or the Joinder Agreement upon which the denial is based, and any additional material or information necessary to perfect the claim. Such writing by the Bank and its Board of Directors shall further indicate the additional steps which must be undertaken by claimants if an additional review of the claim denial is desired.

     If claimants desire a second review, they shall notify the Administrator in writing within thirty (30) days of the first claim denial. Claimants may review this Agreement, the Joinder Agreement or any documents relating thereto and submit any issues and comments, in writing, they may feel appropriate. In its sole discretion, the Administrator shall then review the second claim and provide a written decision within thirty (30) days of receipt of such claim. This decision shall state the specific reasons for the decision and shall include reference to specific provisions of this Agreement or the Joinder Agreement upon which the decision is based.

     If claimants continue to dispute the benefit denial based upon completed performance of this Agreement and the Joinder Agreement or the meaning and effect of the terms and conditions thereof, it shall be settled by arbitration administered by the AAA under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

                                  SECTION VII
                                 MISCELLANEOUS
                                 -------------

7.1  No Effect on Employment Rights.  Nothing contained herein will confer upon
     ------------------------------
     the Executive the right to be retained in the service of the Bank nor limit the right of the Bank to discharge or otherwise deal with the Executive without regard to the existence of the Agreement.

7.2  State Law.  The Agreement is established under, and will be construed
     ---------
     according to, the laws of the State of Illinois, to the extent such laws are not preempted by the Act and valid regulations published thereunder.

7.3  Severability.  In the event that any of the provisions of this Agreement or
     ------------
     portion thereof, are held to be inoperative or invalid by any court of competent jurisdiction, then: (1) insofar as is reasonable, effect will be given to the intent manifested in the provisions held invalid or inoperative, and (2) the validity and enforceability of the remaining provisions will not be affected thereby.

7.4  Incapacity of Recipient.  In the event the Executive is declared
     -----------------------
     incompetent and a conservator or other person legally charged with the care of his person or Estate is appointed, any benefits under the Agreement to which such Executive is entitled shall be paid to such conservator or other person legally charged with the care of his person or Estate.

7.5  Unclaimed Benefit.  The Executive shall keep the Bank  informed of his
     -----------------
     current address and the current address of his Beneficiaries. If the location of the Executive is not made known to the Bank within three years after the date upon which any payment of any benefits may first be made, the Bank shall delay payment of the Executive's benefit payment(s) until the location of the Executive is made known to the Bank; however, the Bank shall only be obligated to hold such benefit payment(s) for the Executive until the expiration of three (3) years. Upon expiration of the three (3) year period, the Bank may discharge its obligation by payment to the Executive's Beneficiary. If the location of the Executive's Beneficiary is not made known to the Bank by the end of an additional two (2) month period following expiration of the three (3) year period, the Bank may discharge its obligation by payment to the Executive's Estate. If there is no Estate in existence at such time or if such fact cannot be determined by the Bank, the Executive and his Beneficiary(ies) shall thereupon forfeit any rights to the balance, if any, of any benefits provided for such Executive and/or Beneficiary under this Agreement.

7.6  Limitations on Liability.  Notwithstanding any of the preceding provisions
     ------------------------
     of the Agreement, no individual acting as an employee or agent of the Bank or the Holding Company, or as a member of the Board of the Bank or Holding Company shall be personally liable to the Executive or any other person for any claim, loss, liability or expense incurred in connection with the Agreement.

7.7  Gender.  Whenever in this Agreement words are used in the masculine or
     ------
     neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

7.8  Effect on Other Corporate Benefit Agreements.  Nothing contained in this
     --------------------------------------------
     Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit sharing, group, bonus or other supplemental compensation or fringe benefit agreement constituting a part of the Bank's existing or future compensation structure.

7.9  Suicide.  Notwithstanding anything to the contrary in this Agreement, the
     -------
     benefits otherwise provided herein shall not be payable and this Agreement shall become null and void if the Executive's death results from suicide, whether sane or insane, within twenty-four (24) months after the execution of his Joinder Agreement.

7.10 Inurement.  This Agreement shall be binding upon and shall inure to the
     ---------
     benefit of the Bank, its successors and assigns, and the Executive, his successors, heirs, executors, administrators, and Beneficiaries.

7.11 Tax Withholding.  The Bank may withhold from any benefits payable under
     ---------------
     this Agreement all federal, state, city, or other taxes as shall be required pursuant to any law or governmental regulation then in effect.

7.12 Headings.  Headings and sub-headings in this Agreement are inserted for
     --------
     reference and convenience only and shall not be deemed a part of this Agreement.

                                  SECTION VIII
                              AMENDMENT/REVOCATION
                              --------------------

     This Agreement shall not be amended, modified or revoked at any time, in whole or part, without the mutual written consent of the Executive and the Bank, and such mutual consent shall be required even if the Executive is no longer employed by the Bank.

                                   SECTION IX
                                   EXECUTION
                                   ---------

9.1 This Agreement sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby, and any previous agreements or understandings between the parties hereto regarding the subject matter hereof are merged into and superseded by this Agreement.

9.2 This Agreement shall be executed in triplicate, each copy of which, when so executed and delivered, shall be an original, but all three copies shall together constitute one and the same instrument.

                               DIRECTOR DEFERRED
                               COMPENSATION PLAN


                              LIBERTY FEDERAL BANK
                               Hinsdale, Illinois

                                 April 16, 1998

                               DIRECTOR DEFERRED
                               COMPENSATION PLAN



     This Director Deferred Compensation Plan (the "Plan"), effective as of the 16th day of April, 1998, formalizes the understanding by and between LIBERTY FEDERAL BANK (the "Bank"), a stock savings bank with its principal business address in the State of Illinois, and certain eligible Directors, hereinafter referred to as "Director", who shall be approved by the Bank to participate and who shall elect to become a party to this Director Deferred Compensation Plan by execution of a Director Deferred Compensation Joinder Agreement ("Joinder Agreement") in a form provided by the Bank. ALLIANCE BANCORP (the "Holding Company") is a party to this Plan for the sole purpose of guaranteeing the Bank's performance hereunder.

                             W I T N E S S E T H :

     WHEREAS, the Directors serve the Bank as members of the Board; and

     WHEREAS, the Bank recognizes the valuable services heretofore performed for it by such Directors and wishes to encourage continued service of each; and

     WHEREAS, the Bank values the efforts, abilities and accomplishments of such Directors and recognizes that the Directors' services substantially contribute to its continued growth and profits in the future; and

     WHEREAS, the Directors wish to defer a portion of their fees to be earned in the future; and

     WHEREAS, the Bank desires to adopt this Plan in order to set forth the terms and conditions upon which the Bank shall pay such deferred compensation to the Directors or their designated beneficiaries; and

     WHEREAS, the Bank intends this Plan to be considered an unfunded arrangement, maintained primarily to provide retirement income for such Directors, for tax purposes and for purposes of the Employee Retirement Income Security Act of 1974, as amended; and

     WHEREAS, the Bank has adopted this Director Deferred Compensation Plan which controls all issues relating to the Deferred Compensation Benefits as described herein;

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree to the following terms and conditions:

                                   SECTION I
                                  DEFINITIONS
                                  -----------

     When used herein, the following words and phrases shall have the meanings below unless the context clearly indicates otherwise:

1.1  "Administrator" means the Bank and/or its Board.

1.2  "Bank" means LIBERTY FEDERAL BANK and any successor thereto or the Board.

1.3 "Beneficiary" means the person or persons (and their heirs) designated as Beneficiary in the Director's Joinder Agreement to whom the deceased Director's benefits are payable. If no Beneficiary is so designated, then the Director's Spouse, if living, will be deemed the Beneficiary. If the Director's Spouse is not living, then the Children of the Director will be deemed the Beneficiaries and will take on a per stirpes basis. If there are no Children, then the Estate of the Director will be deemed the Beneficiary.

1.4 "Benefit Age" shall be the birthday on which the Director becomes eligible to receive benefits under the plan. Such birthday shall be designated in the Director's Joinder Agreement.

1.5 "Benefit Eligibility Date" shall be the date on which a Director is entitled to receive his Deferred Compensation Benefit. It shall be the first day of the month following the month in which the Director either attains the Benefit Age designated in his Joinder Agreement or terminates service with the Bank other than due to death or disability.

1.6 "Board" shall mean the Board of Directors of the Bank unless specifically noted otherwise.

1.7 A "Change in Control" shall mean and include the following with respect to the Bank or the Holding Company:

     (1) a change in control of a nature that is reported by the Holding Company in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (hereinafter the "Exchange Act"); or
     (2) an acquisition of "control" as defined in the Home Owners' Loan Act and applicable regulations thereunder ("HOLA"); or
     (3) the occurrence of the following:
         (i) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) or "group acting in concert" is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
               Act), directly or indirectly, of securities of the Holding Company representing Twenty Percent (20%) or more of the combined voting power of the Holding Company's outstanding securities ordinarily having the right to vote at the elections of directors, except for any stock purchased by the Bank's Employee Stock Ownership Plan and/or the trust under such plan; or
         (ii) a reorganization, merger, merger conversion, consolidation or sale of all or substantially all of the assets of the Bank or the Holding Company or a similar transaction, in which the stockholders of the Holding Company immediately prior to such transaction do not own at least 50.1% of the voting stock of the resulting entity; or

         (iii) individuals who constitute the board of directors of the Bank or the Holding Company on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election was approved by the Holding Company's or Bank's nominating committee which is comprised of members of the Incumbent Board, shall be, for purposes of this clause (iii) considered as though he were a member of the Incumbent Board.
         (iv) a proxy statement is issued soliciting proxies from the stockholders of the Holding Company by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger, or consolidation of the Holding Company with one or more corporations as a result of which the outstanding shares of the class of the Holding Company's securities are exchanged for or converted into cash or property or securities not issued by the Holding Company.
         (v) The term "person" includes an individual, a group acting in concert, a corporation, a partnership, an association, a joint venture, a pool, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate or any other group formed for the purpose of acquiring, holding or disposing of securities. The term "acquire" means obtaining ownership, control, power to vote or sole power of disposition of stock, directly or indirectly or through one or more transactions or subsidiaries, through purchase, assignment, transfer, exchange, succession or other means, including (1) an increase in percentage ownership resulting from a redemption, repurchase, reverse stock split or a similar transaction involving other securities of the same class; and (2) the acquisition of stock by a group of persons and/or companies acting in concert which shall be deemed to occur upon the formation of such group, provided that an investment advisor shall not be deemed to acquire the voting stock of its advisee if the advisor (a) votes the stock only upon instruction from the beneficial owner and (b) does not provide the beneficial owner with advice concerning the voting of such stock. The term "security" includes nontransferable subscription rights issued pursuant to a plan of conversion, as well as a "security," as defined in 15 U.S.C. (S) 78c(2)(1); and the term "acting in concert" means (1) knowing participation in a joint activity or interdependent conscious parallel action towards a common goal whether or not pursuant to an express agreement, or (2) a combination or pooling of voting or other interests in the securities of an issuer for a common purpose pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise. Further, acting in concert with any person or company shall also be deemed to be acting in concert with any person or company that is acting in concert with such other person or company.

(4) Notwithstanding the above definitions, the boards of directors of the Bank or the Holding Company, in their absolute discretion, may make a finding that a Change in Control of the

          Bank or the Holding Company has taken place without the occurrence of any or all of the events enumerated above.

1.8 "Children" means the Director's children, both natural and adopted, determined at the time payments are due the Children under this Plan.

1.9 "Deferral Period" means the period of months over which the Director chooses to defer current Board fees and/or retainer. The Deferral Period shall commence on the date designated in the Director's Joinder Agreement.

1.10 "Deferred Compensation Benefit" means the benefit payable from the Director's Elective Contribution Account, commencing on his Benefit Eligibility Date and payable over the Payout Period.

1.11 "Disability Benefit" means the benefit payable to the Director following a determination, in accordance with Subsection 5.2, that he is no longer able, properly and satisfactorily, to perform his duties as a Director.

1.12 "Effective Date" of this Plan is April 16, 1998.

1.13 "Elective Contribution" shall refer to any bookkeeping entry required to record a Director's pre-tax deferral of Board fees and/or retainer which shall be made in accordance with the Director's Joinder Agreement.

1.14 "Elective Contribution Account" shall be represented by the bookkeeping entries required to record a Director's Elective Contributions plus accrued interest earned on such amounts.

1.15 "Estate" means the estate of the Director.

1.16 "Financial Hardship" means an unforeseeable emergency resulting from a sudden and unexpected illness or accident of the Director or of a dependent of the Director, loss of the Director's property due to casualty, or other similar extraordinary and unforeseeable circumstances which arise as a result of an event not within the control of the Director. The circumstances that shall constitute an unforeseeable emergency will depend upon the facts of each case, but, in any instance, payment may not be made to the extent that such hardship is or may be relieved (i) through reimbursement or compensation by insurance or otherwise, (ii) by liquidation of the Director's assets to the extent such liquidation would not itself cause severe financial hardship, or (iii) by cessation of deferrals under the Plan. Examples of what are not considered to be unforeseeable emergencies include the need to send the Director's child to college or the decision to purchase a home.

1.17 "Financial Hardship Benefit" means a withdrawal or withdrawals of an amount or amounts attributable to a Financial Hardship and limited to the extent reasonably needed to satisfy the emergency need.

1.18 "Interest Factor" means annual compounding or discounting, as applicable, at a rate equal to the greater of the Bank's return on equity (ROE) or the prime rate as published in the Wall Street

     Journal from time to time (as either may be adjusted by the Board to reflect unusual and non-recurring events).

1.19 "Payout Period" means the time frame during which certain benefits payable hereunder shall be distributed, as elected by the Director in his Joinder Agreement.

1.20 "Plan Year" shall mean the calender year.

1.21 "Spouse" means the individual to whom the Director is legally married at the time of the Director's death provide, however, that the term "Spouse" shall not refer to an individual to whom the Director is legally married to at the time of death if the Director and such individual have entered into a formal separation agreement (provided that such separation agreement does not provide otherwise or state that such individual is entitled to a portion of the benefit hereunder) or initiated divorce proceedings.

1.22 "Valuation Date" means the last day of each calendar month.

                                   SECTION II
                          ESTABLISHMENT OF RABBI TRUST

     The Bank shall establish a rabbi trust into which the Bank shall contribute assets which shall be held therein, pursuant to the agreement which establishes such rabbi trust. The contributed assets shall be subject to the claims of the Bank's creditors in the event of the Bank's "Insolvency" as defined in the agreement which establishes such rabbi trust, until the contributed assets are paid to the Director and his Beneficiary(ies) in such manner and at such times as specified in this Plan. It is the intention of the Bank to make a contribution or contributions to the rabbi trust to provide the Bank with a source of funds to assist it in meeting the liabilities of this Plan. The rabbi trust and any assets held therein shall conform to the terms of the rabbi trust agreement which has been established in conjunction with this Plan. Any contribution(s) to the rabbi trust shall be made in accordance with the rabbi trust agreement. The amount and timing of such contribution(s) shall be specified in the agreement which establishes such rabbi trust.

                                  SECTION III
                                 DEFERRED FEES
                                 -------------

     Commencing on the Effective Date and continuing through the end of the Deferral Period, the Director and the Bank agree that the Director may defer into his Elective Contribution Account up to One Hundred Percent (100%) of the monthly Board and Committee fees and/or retainer which the Director would otherwise be entitled to receive from the Bank, the Holding Company and any other affiliated corporations. The specific amount of the Director's monthly deferred compensation shall be designated in the Director's Joinder Agreement and shall apply only to compensation attributable to services not yet performed.

                                   SECTION IV
                         ADJUSTMENT OF DEFERRAL AMOUNT
                         -----------------------------

     Deferral of the specific amount of fees and/or retainer designated in the Director's Joinder Agreement shall continue in effect pursuant to the terms of this Plan unless and until the Director amends his Joinder Agreement by filing with the Administrator a Notice of Adjustment of Deferral Amount (Exhibit B of the Joinder Agreement). If the Bank, the Holding Company or any affiliated corporation increases the amount of fees and/or retainer earned by the Director, the Director can include such additional amounts in his monthly deferral, provided approval from the Board of Directors is obtained, by filing a Notice of Adjustment of Deferral Amount. A Notice of Adjustment of Deferral Amount shall be effective if filed with the Administrator at least fifteen (15) days prior to any January 1st during the Director's Deferral Period. Such Notice of Adjustment of Deferral Amount shall be effective commencing with the January 1st following its filing and shall be applicable only to compensation attributable to services not yet performed.

                                   SECTION V
                               BENEFITS GENERALLY
                               ------------------

5.1  Retirement Benefit.  The Bank agrees to pay the Director the Deferred
     ------------------
     Compensation Benefit commencing on the Director's Benefit Eligibility Date. Such payments will be made over the term of the Payout Period. In the event of the Director's death after commencement of the Deferred Compensation Benefit, but prior to completion of all such payments due and owing hereunder, the Bank shall pay to the Director's Beneficiary a continuation of the Deferred Compensation Benefit for the number of years remaining in the Payout Period.

5.2  Disability Benefit.   If requested by the Director and approved by the
     -------------------
     Board of Directors, the Director shall be entitled to receive the Disability Benefit hereunder, in any case in which it is determined by a duly licensed independent physician selected by the Bank, that the Director is no longer able, properly and satisfactorily, to perform his regular duties as a Director because of ill health, accident, disability or general inability due to age. If Board of Director approval is obtained, the Disability Benefit shall begin within thirty (30) days of Board of Director approval. The amount of the Disability Benefit shall be the value of the Director's Elective Contribution Account, payable in accordance with the Director's Joinder Agreement. In the event the Director dies while receiving Disability Benefit payments pursuant to this Subsection, his Beneficiary shall be entitled to receive the remaining payments over the remaining Payout Period.

5.3  Voluntary or Involuntary Termination.  If the Director's service with the
     ------------------------------------
     Bank is voluntarily or involuntarily terminated prior to the Benefit Age designated in his Joinder Agreement, for any reason including Change in Control but excluding death or disability, the Director shall be entitled to the value of his Elective Contribution Account commencing within thirty
     (30) days of such termination and payable over the Payout Period. In the event of the Director's voluntary or involuntary termination hereunder, the Interest Factor to be applied to the Director's Elective Contribution Account shall be seven percent (7%) (or such other rate as determined by the Board) from the date of termination to the end of the payout period. Notwithstanding anything herein to the contrary, the Administrator may determine to pay the balance of the Director's Elective

     Contribution Account to the Director in a lump sum within sixty (60) days of his voluntary or involuntary termination.

5.4  Financial Hardship Benefit.  In the event the Director incurs a Financial
     --------------------------
     Hardship, the Director may request a Financial Hardship Benefit. Such request shall be either approved or rejected by the Bank in the exercise of its sole discretion. The Director will be required to demonstrate to the satisfaction of the Bank that a Financial Hardship has occurred and that the Director is otherwise entitled to a Financial Hardship Benefit in accordance with Sections 1.15 and 1.16. If a Financial Hardship Benefit is approved, it shall be paid in a lump sum within thirty (30) days of the event which triggers payment and only to the extent of the Director's account balances when paid. Any Deferred Compensation Benefit or Disability Benefit shall be actuarially adjusted to reflect such distribution.

5.5  Accelerated Distribution.  Notwithstanding any other provision of the Plan,
     ------------------------
     at termination of service, a Director who has elected to receive his Deferred Compensation Benefit in installments over five (5) years shall be entitled to file a request, in writing, with the Board, for a lump sum distribution of his Elective Contribution Account, the value of which is determined on the last Valuation Date immediately preceding the date on which the Board receives the written request. Within thirty (30) days of receipt of such request, the Board, other than the Director filing the request, shall make a determination whether to approve such request. If such request is approved by the Board, the lump sum payment shall be payable within thirty (30) days following Board approval. The determination whether to approve or deny such request shall be within the sole discretion of the Board, and the Director who has made such request shall not be entitled to participate in such decision.


5.6  Determination of Annual Installments.  Benefits payable in annual
     -------------------------------------
     installments hereunder shall be determined as follows. The first annual installment shall equal one-fifth of the Director's Elective Contribution Account. The second annual installment shall equal one-fourth of the Director's Elective Contribution Account, as increased during the year by the Interest Factor. The third annual installment shall equal one-third of the Director's Elective Contribution Account, the fourth annual installment shall equal one-half of the Director's Elective Contribution Account and the final installment shall equal the balance of the Director's Elective Contribution Account. Each succeeding installment shall be paid on the anniversary date of the immediate preceding installment and shall be calculated as of the last Valuation Date immediately preceding payment of such installment. Each year during the Payout Period the Director's Elective Contribution Account shall earn interest at the rate established by the Interest Factor.

5.7  Election of Quarterly Payments.  A Director, upon written request, may be
     ------------------------------
     entitled to elect to receive his benefit payable under Subsections 5.1, 5.2 or 5.3 in four equal quarterly payments, rather than annual installments. In such case the amount payable each year shall be determined in accordance with Subsection 5.6 and the quarterly payments shall be the amount determined under Subsection 5.6, increased by the Interest Factor, and payable in four equal quarterly payments within ten (10) days of the beginning of each quarter.

                                   SECTION VI
                                 DEATH BENEFITS
                                 --------------

6.1  Death Benefit Prior to Commencement of Deferred Compensation Benefit or
     -----------------------------------------------------------------------
     Disability Benefit.  In the event of the Director's death prior to
     ------------------
     commencement of the Deferred Compensation Benefit or Disability Benefit, the Bank shall pay the balance of the Directors Elective Contribution Account to the Director's Beneficiary, commencing within thirty (30) days of the Director's death and payable over the Payout Period.

6.2  Election of Quarterly Payments.  In the event the Director has elected a
     ------------------------------
     five year Payout Period, the Director's Beneficiary may be entitled upon written request to elect to receive the benefit payable under Subsection
     6.1 in four quarterly, rather than annual installments.

                                  SECTION VII
                            BENEFICIARY DESIGNATION
                            -----------------------

     The Director shall make an initial designation of primary and secondary Beneficiaries upon execution of his Joinder Agreement and shall have the right to change such designation, at any subsequent time, by submitting to the Administrator in substantially the form attached as Exhibit A to the Joinder Agreement, a written designation of primary and secondary Beneficiaries. Any Beneficiary designation made subsequent to execution of the Joinder Agreement shall become effective only when receipt thereof is acknowledged in writing by the Administrator.

                                  SECTION VIII
                          DIRECTOR'S RIGHT TO ASSETS:
                          ---------------------------
                    ALIENABILITY AND ASSIGNMENT PROHIBITION
                    ---------------------------------------


     At no time shall the Director be deemed to have any lien, right, title or interest in or to any specific investment or to any assets of the Bank. The rights of the Director, any Beneficiary, or any other person claiming through the Director under this Plan, shall be solely those of an unsecured general creditor of the Bank. The Director, the Beneficiary, or any other person claiming through the Director, shall only have the right to receive from the Bank those payments so specified under this Plan. Neither the Director nor any Beneficiary under this Plan shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Director or his Beneficiary, nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise.

                                   SECTION IX
                                 ACT PROVISIONS
                                 --------------

9.1  Named Fiduciary.  The Administrator shall be the Named Fiduciary of this
     ---------------
     Plan. The Administrator shall be responsible for the management, control and administration of the Plan as established herein. The Administrator may delegate to others certain aspects of the management and operational responsibilities of the Plan, including the employment of advisors and the delegation of ministerial duties to qualified individuals.

9.2  Claims Procedure and Arbitration.  In the event that benefits under this
     --------------------------------
     Plan are not paid to the Director (or to his Beneficiary in the case of the Director's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Administrator within sixty (60) days from the date payments are refused. The Administrator shall review the written claim and, if the claim is denied, in whole or in part, they shall provide in writing, within thirty (30) days of receipt of such claim, their specific reasons for such denial, reference to the provisions of this Plan or the Joinder Agreement upon which the denial is based, and any additional material or information necessary to perfect the claim. Such writing by the Administrator shall further indicate the additional steps which must be undertaken by claimants if an additional review of the claim denial is desired.

     If claimants desire a second review, they shall notify the Administrator in writing within thirty (30) days of the first claim denial. Claimants may review this Plan, the Joinder Agreement or any documents relating thereto and submit any issues and comments, in writing, they may feel appropriate. In its sole discretion, the Administrator shall then review the second claim and provide a written decision within thirty (30) days of receipt of such claim. This decision shall state the specific reasons for the decision and shall include reference to specific provisions of this Plan or the Joinder Agreement upon which the decision is based.

     If claimants continue to dispute the benefit denial based upon completed performance of this Plan and the Joinder Agreement or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to mediation, administered by the American Arbitration Association ("AAA") (or a mediator selected by the parties) in accordance with the AAA's Commercial Mediation Rules. If mediation is not successful in resolving the dispute, it shall be settled by arbitration administered by the AAA under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

                                   SECTION X
                                 MISCELLANEOUS
                                 -------------

10.1 No Effect on Directorship Rights.  Nothing contained herein will confer
     --------------------------------
     upon the Director the right to be retained in the service of the Bank nor limit the right of the Bank to discharge or otherwise deal with the Director without regard to the existence of the Plan.

10.2 State Law.  The Plan is established under, and will be construed according
     ---------
     to, the laws of the State of Illinois, to the extent such laws are not preempted by the Act and valid regulations published thereunder.

10.3  Severability.  In the event that any of the provisions of this Plan or
      ------------
      portion thereof, are held to be inoperative or invalid by any court of competent jurisdiction, then: (1) insofar as is reasonable, effect will be given to the intent manifested in the provisions held invalid or inoperative, and (2) the validity and enforceability of the remaining provisions will not be affected thereby.

10.4  Incapacity of Recipient. In the event the Director is declared incompetent
      -----------------------
      and a conservator or other person legally charged with the care of his person or Estate is appointed, any benefits under the Plan to which such Director is entitled shall be paid to such conservator or other person legally charged with the care of his person or Estate.

10.5  Unclaimed Benefit.  The Director shall keep the Bank  informed of his
      -----------------
      current address and the current address of his Beneficiaries. If the location of the Director is not made known to the Bank within three years after the date upon which any payment of any benefits may first be made, the Bank shall delay payment of the Director's benefit payment(s) until the location of the Director is made known to the Bank; however, the Bank shall only be obligated to hold such benefit payment(s) for the Director until the expiration of three (3) years. Upon expiration of the three (3) year period, the Bank may discharge its obligation by payment to the Director's Beneficiary. If the location of the Director's Beneficiary is not made known to the Bank by the end of an additional two (2) month period following expiration of the three (3) year period, the Bank may discharge its obligation by payment to the Director's Estate. If there is no Estate in existence at such time or if such fact cannot be determined by the Bank, the Director and his Beneficiary(ies) shall thereupon forfeit any rights to the balance, if any, of any benefits provided for such Director and/or Beneficiary under this Plan.

10.6  Limitations on Liability.  Notwithstanding any of the preceding
      ------------------------
      provisions of the Plan, no individual acting as an employee or agent of the Bank, or as a member of the Board of Directors shall be personally liable to the Director or any other person for any claim, loss, liability or expense incurred in connection with this Plan.

10.7  Gender.  Whenever in this Plan words are used in the masculine or neuter
      ------
      gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

10.8  Effect on Other Corporate Benefit Plans.  Nothing contained in this Plan
      ---------------------------------------
      shall affect the right of the Director to participate in or be covered by any qualified or non-qualified pension, profit sharing, group, bonus or other supplemental compensation or fringe benefit agreement constituting a part of the Bank's existing or future compensation structure.

10.9  Inurement.  This Plan shall be binding upon and shall inure to the benefit
      ---------
      of the Bank, its successors and assigns, and the Director, his successors, heirs, executors, administrators, and Beneficiaries.

10.10 Source of Payments.  All payments provided in this Plan shall be timely
      ------------------
      paid in cash or check from the general funds of the Bank or the assets of the rabbi trust. The Holding Company guarantees payment and provision of all amounts and benefits due to the Directors and, if such amounts and benefits are not timely paid or provided by the Bank, or a rabbi trust, such amounts and benefits shall be paid or provided by the Holding Company.

10.11 Modification of Benefit Eligibility Date.  In the event that a Director
      ----------------------------------------
      desires to modify his Benefit Eligibility Date or Payout Period with respect to future Elective Contributions, the Director may do so at the time and in the manner that the Director is entitled to adjust his Elective Contribution, pursuant to Section IV of the Plan. In the event that a Director desires to modify his Benefit Eligibility Date or Payout Period with respect to amounts accrued in his Elective Contribution Account the Director may do so, provided, however, that any such modification is made no later than twenty-four (24) months prior to the date of both (i) the Director's existing Benefit Eligibility Date (at the time of such modification) and (ii) the Director's Benefit Eligibility Date, as modified.

10.12 Headings.  Headings and sub-headings in this Plan are inserted for
      --------
      reference and convenience only and shall not be deemed a part of this Plan.

                                   SECTION XI
                              AMENDMENT/REVOCATION
                              --------------------

     This Plan shall not be amended, modified or revoked at any time, in whole or part, without the mutual written consent of the Director and the Bank, and such mutual consent shall be required even if the Director is no longer serving the Bank as a member of the Board.

                                  SECTION XII
                                   EXECUTION
                                   ---------

12.1 This Plan sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby, and any previous agreements or understandings between the parties hereto regarding the subject matter hereof are merged into and superseded by this Plan.

12.2 This Plan shall be executed in triplicate, each copy of which, when so executed and delivered, shall be an original, but all three copies shall together constitute one and the same instrument.

                              EXECUTIVE DEFERRED
                               COMPENSATION PLAN


                             LIBERTY FEDERAL BANK
                              Hinsdale, Illinois

                                April 16, 1998

                              EXECUTIVE DEFERRED
                               COMPENSATION PLAN


     This Executive Deferred Compensation Plan (the "Plan"), effective as of the 16th day of April, 1998, formalizes the understanding by and between LIBERTY FEDERAL BANK (the "Bank"), a stock savings bank having its principal place of business in Illinois, and certain eligible Executives, hereinafter referred to as "Executive", who shall be approved by the Bank to participate and who shall elect to become a party to this Executive Deferred Compensation Plan by execution of an Executive Deferred Compensation Joinder Agreement ("Joinder Agreement") in a form provided by the Bank. ALLIANCE BANCORP (the "Holding Company") is a party to this Plan for the sole purpose of guaranteeing the Bank's performance hereunder.

                             W I T N E S S E T H :

     WHEREAS, the Executives are employed by the Bank; and

     WHEREAS, the Bank recognizes the valuable services heretofore performed for it by such Executives and wishes to encourage continued employment of each; and

     WHEREAS, the Executives wish to defer a portion of their compensation to be earned in the future to the period after retirement or other termination from active employment with the Bank; and

     WHEREAS, the Bank wishes to provide the terms and conditions upon which the Bank shall pay such additional compensation to the Executives after retirement or other termination of employment; and

     WHEREAS, the Bank intends this Plan to be considered an unfunded arrangement, maintained primarily to provide retirement income for such Executives, members of a select group of management or highly compensated employees of the Bank, for tax purposes and for purposes of the Employee Retirement Income Security Act of 1974, as amended; and

     WHEREAS, the Bank has adopted this Executive Deferred Compensation Plan which controls all issues relating to the Deferred Compensation Benefits as described herein;

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree to the following terms and conditions:

                                   SECTION I
                                  DEFINITIONS
                                  -----------

     When used herein, the following words and phrases shall have the meanings below unless the context clearly indicates otherwise:

1.1  "Administrator" means the Bank and/or its Board.

1.2 "Act" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.3  "Bank" means LIBERTY FEDERAL BANK and any successor thereto or the Board.

1.4 "Base Compensation" means regular salary compensation and cash bonus received from the Bank during any calendar year, and before any salary deferral contributions to any tax-qualified or non-qualified plan.

1.5 "Beneficiary" means the person or persons (and their heirs) designated as Beneficiary in the Executive's Joinder Agreement to whom the deceased Executive's benefits are payable. If no Beneficiary is so designated, then the Executive's Spouse, if living, will be deemed the Beneficiary. If the Executive's Spouse is not living, then the Children of the Executive will be deemed the Beneficiaries and will take on a per stirpes basis. If there are no Children, then the Estate of the Executive will be deemed the Beneficiary.

1.6 "Benefit Age" shall be the birthday on which the Executive becomes eligible to receive benefits under the plan. Such birthday shall be designated in the Executive's Joinder Agreement.

1.7 "Benefit Eligibility Date" shall be the date on which a Executive is entitled to receive his Deferred Compensation Benefit. It shall be the first day of the month following the month in which the Executive either attains the Benefit Age designated in his Joinder Agreement or terminates employment for any reason other then termination for cause, death or disability.

1.8 "Board" shall mean the Board of Directors of the Bank, unless specifically noted otherwise.

1.9 "Cause" shall mean willful misconduct, breach of fiduciary duty involving personal benefit to the Executive, conviction of a felony, wilful breach or willful neglect by the Executive of his duties as an Executive of the Holding Company or the Bank, or persistent negligence or misconduct in the performance of such duties. For purposes of this definition, no act or failure to act on the part of the Executive shall be considered "willful" unless done or omitted not in good faith and without reasonable belief that the action or omission was in the best interest of the Holding Company or the Bank.

1.10 A "Change in Control" shall mean and include the following with respect to the Bank or the Holding Company:

     (1) a change in control of a nature that is reported by the Holding Company in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (hereinafter the "Exchange Act"); or
     (2) an acquisition of "control" as defined in the Home Owners' Loan Act and applicable regulations thereunder ("HOLA"); or
     (3)  the occurrence of the following:
          (i) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) or "group acting in concert" is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
                Act), directly or indirectly, of securities of the Holding Company representing Twenty Percent (20%) or more of the combined voting power of the Holding Company's outstanding securities ordinarily having the right to vote at the elections of directors, except for any stock purchased by the Bank's Employee Stock Ownership Plan and/or the trust under such plan; or
          (ii) a reorganization, merger, merger conversion, consolidation or sale of all or substantially all of the assets of the Bank or the Holding Company or a similar transaction, in which the stockholders of the Holding Company immediately prior to such transaction do not own at least 50.1% of the voting stock of the resulting entity; or
          (iii) individuals who constitute the board of directors of the Bank or the Holding Company on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election was approved by the Holding Company's or Bank's nominating committee which is comprised of members of the Incumbent Board, shall be, for purposes of this clause (iii) considered as though he were a member of the Incumbent Board.
          (iv) a proxy statement is issued soliciting proxies from the stockholders of the Holding Company by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger, or consolidation of the Holding Company with one or more corporations as a result of which the outstanding shares of the class of the Holding Company's securities are exchanged for or converted into cash or property or securities not issued by the Holding Company.
          (v) The term "person" includes an individual, a group acting in concert, a corporation, a partnership, an association, a joint venture, a pool, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate or any other group formed for the purpose of acquiring, holding or disposing of securities. The term "acquire" means obtaining ownership, control, power to vote or sole power of disposition of stock, directly or indirectly or through one or more transactions or subsidiaries, through purchase, assignment, transfer, exchange, succession or other means, including (1) an increase in percentage ownership resulting from a redemption, repurchase, reverse stock split or a similar transaction involving other securities of the same class; and (2) the acquisition of stock by a group of persons and/or companies acting in concert which shall be deemed to occur upon the formation of such group, provided that an investment advisor shall not be deemed to acquire the voting stock of its advisee if the advisor (a) votes the stock only upon instruction from the beneficial owner and (b) does not provide the beneficial owner with advice concerning the voting of such stock. The term "security" includes nontransferable subscription rights issued pursuant to a plan of conversion, as well as a "security," as defined in 15 U.S.C. (S) 78c(2)(1); and the term "acting in concert" means (1) knowing participation in a joint activity or interdependent conscious parallel action towards a common goal whether or not pursuant to an express agreement, or (2) a combination or pooling of voting or other interests in the securities of an issuer for a common purpose pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise. Further, acting in concert with any person or company shall also be deemed to be acting in concert with any person or company that is acting in concert with such other person or company.
     (4) Notwithstanding the above definitions, the boards of directors of the Bank or the Holding Company, in their absolute discretion, may make a finding that a Change in Control of the Bank or the Holding Company has taken place without the occurrence of any or all of the events enumerated above.

1.11 "Children" means the Executive's children, or any issue of any deceased children, both natural and adopted, determined at the time payments are due the Children under this Plan.

1.12 "Deferral Period" means the period of months over which the Executive chooses to defer Base Compensation. The Deferral Period shall commence on the date designated in the Executive's Joinder Agreement.

1.13 "Deferred Compensation Benefit" means the benefit payable from the Executive's Elective Contribution Account commencing on his Benefit Eligibility Date and payable over the Payout Period.

1.14 "Disability Benefit" means the benefit payable to the Executive following a determination, in accordance with Subsection 5.2, that he is no longer able, properly and satisfactorily, to perform his duties as Executive.

1.15 "Effective Date" of this Plan is April 16, 1998.

1.16 "Elective Contribution" shall refer to any bookkeeping entry required to record an Executive's pre-tax deferral of Base Compensation which shall be made in accordance with the Executive's Joinder Agreement.

1.17 "Elective Contribution Account" shall be represented by the bookkeeping entries required to record the Executive's Elective Contributions plus accrued interest, equal to the Interest Factor, earned on such amounts.

1.18 "Estate" means the estate of the Executive.

1.19 "Financial Hardship" means an unforeseeable emergency resulting from a sudden and unexpected illness or accident of the Executive or of a dependent of the Executive, loss of the Executive's property due to casualty, or other similar extraordinary and unforeseeable circumstances which arise as a result of an event not within the control of the Executive. The circumstances that shall constitute an unforeseeable emergency will depend upon the facts of each case, but, in any instance, payment may not be made to the extent that such hardship is or may be relieved (i) through reimbursement or compensation by insurance or otherwise, (ii) by liquidation of the Executive's assets to the extent such liquidation would not itself cause severe financial hardship, or (iii) by cessation of deferrals under the Plan. Examples of what are not considered to be unforeseeable emergencies include the need to send the Executive's child to college or the decision to purchase a home.

1.20 "Financial Hardship Benefit" means a withdrawal or withdrawals of an amount or amounts attributable to a Financial Hardship and limited to the extent reasonably needed to satisfy the emergency need.

1.21 "Interest Factor" means annual compounding or discounting, as applicable, at a rate equal to the greater of the Bank's return on equity (ROE) for the current year or the prime rate as published in the Wall Street Journal from time to time (as either may be adjusted by the Board to reflect unusual and non recurring events).

1.22 "Payout Period" means the time frame during which benefits payable hereunder shall be distributed, as elected by the Executive in his Joinder Agreement.

1.23 "Plan Year" shall mean the calendar year.

1.24 "Spouse" means the individual to whom the Executive is legally married at the time of the Executive's death provided, however, that the term "Spouse" shall not refer to an individual to whom the Executive is legally married to at the time of death if the Executive and such individual have entered into a formal separation agreement (provided that such separation agreement does not provide otherwise or state that such individual is entitled to a portion of the benefit hereunder) or initiated divorce proceedings.

1.25 "Valuation Date" means the last day of each calendar month.

                                  SECTION II
                         ESTABLISHMENT OF RABBI TRUST
                         ----------------------------

     The Bank shall establish a rabbi trust into which the Bank shall contribute assets which shall be held therein, pursuant to the agreement which establishes such rabbi trust. The contributed assets shall be subject to the claims of the Bank's creditors in the event of the Bank's "Insolvency" as defined in the agreement which establishes such rabbi trust, until the contributed assets are paid to the Executive and his Beneficiary(ies) in such manner and at such times as specified in this Plan. It is the intention of the Bank to make a contribution or contributions to the rabbi trust to provide the Bank with a source of funds to assist it in meeting the liabilities of this Plan. The rabbi trust and any assets held therein shall conform to the terms of the rabbi trust agreement which has been established in conjunction with this Plan. Any contribution(s) to the rabbi trust shall be made in accordance with the rabbi trust agreement. The amount of such contribution(s) shall be at least equal to the Executive's Elective Contribution Account.

                                  SECTION III
                             DEFERRED COMPENSATION
                             ---------------------

     Commencing on the execution date of the Executive's Joinder Agreement and continuing through the end of the Deferral Period, the Executive and the Bank agree that the Executive shall be entitled to defer into his Elective Contribution Account Base Compensation which the Executive would otherwise be entitled to receive from the Bank. The Executive's election shall apply only to compensation attributable to services not yet performed.

                                  SECTION IV
                         ADJUSTMENT OF DEFERRAL AMOUNT
                         -----------------------------

     Deferral of the specific amount of Base Compensation designated in the Executive's Joinder Agreement shall continue in effect pursuant to the terms of this Plan unless and until the Executive amends his Joinder Agreement by filing with the Administrator a Notice of Adjustment of Deferral Amount (Exhibit B of the Joinder Agreement). A Notice of Adjustment of Deferral Amount shall be effective if filed with the Administrator at least fifteen (15) days prior to any January 1st during the Executive's Deferral Period. Such Notice of Adjustment of Deferral Amount shall be effective commencing with the January 1st following its filing and shall be applicable only to compensation attributable to services not yet performed.

                                   SECTION V
                              BENEFITS GENERALLY
                              ------------------

5.1  Retirement Benefit.  The Bank agrees to pay the Executive the Deferred
     ------------------
     Compensation Benefit commencing on the Executive's Benefit Eligibility Date. Such payments will be made over the term of the Payout Period. In the event of the Executive's death after commencement of the Deferred Compensation Benefit, but prior to completion of all such payments due and owing hereunder, the Bank shall pay to the Executive's Beneficiary a continuation of the Deferred Compensation Benefit for the number of years remaining in the Payout Period.

5.2  Disability Benefit.   If requested by the Executive and approved by the
     ------------------
     Board, the Executive shall be entitled to receive the Disability Benefit hereunder, in any case in which it is determined by a duly licensed independent physician selected by the Bank, that the Executive is no longer able, properly and satisfactorily, to perform his regular duties because of ill health, accident, disability or general inability due to age. If Board of Director approval is obtained, the Disability Benefit shall begin within
     thirty (30) days of Board of Director approval.   The amount of the
     Disability Benefit shall be the value of the Executive's Elective Contribution Account, payable in accordance with the Executive's Joinder Agreement. In the event the Executive dies while receiving Disability Benefit payments pursuant to this Subsection, his Beneficiary shall be entitled to receive the remaining payments to which the Executive has become entitled.

5.3  Termination For Cause.  In the event the Executive is terminated for Cause
     ---------------------
     at any time prior to reaching his Benefit Age, he shall be entitled to receive the balance of his Elective Contribution Account, measured as of the date of termination. Such amount shall be paid in a lump sum within thirty (30) days of the Executive's date of termination.

5.4  Voluntary or Involuntary Termination Other Than for Cause.  If the
     ---------------------------------------------------------
     Executive's employment with the Bank is voluntarily or involuntarily terminated prior to the Benefit Age designated in his

     Joinder Agreement, for any reason including a Change in Control but excluding termination for Cause, or due to the Executive's death or disability, the Executive shall be entitled to the value of his Elective Contribution Account commencing within thirty (30) days of such termination and payable over the Payout Period. In the event of the Executive's voluntary or involuntary termination hereunder, the Interest Factor to be applied to Executive's Elective Contribution Account shall be seven percent (7%) (or such other rate as determined by the Board) from the date of termination to the end of the Payout Period. Notwithstanding anything herein to the contrary, the Administrator may determine to pay the balance of the Executive's Elective Contribution Account to the Executive in a lump sum within sixty (60) days of his voluntary or involuntary termination.

5.5  Financial Hardship Benefit.  In the event the Executive incurs a Financial
     --------------------------
     Hardship, the Executive may request a Financial Hardship Benefit. Such request shall be either approved or rejected by the Bank in the exercise of its sole discretion. The Executive will be required to demonstrate to the satisfaction of the Bank that a Financial Hardship has occurred and that the Executive is otherwise entitled to a Financial Hardship Benefit in accordance with Sections 1.18 and 1.19. If a Financial Hardship Benefit is approved, it shall be paid in a lump sum within thirty (30) days of the event which triggers payment and only to the extent of the Executive's account balances when paid.

5.6  Accelerated Distribution.  Notwithstanding any other provision of the
     ------------------------
     Plan, at termination of employment, an Executive who has elected to receive his Deferred Compensation Benefit in installments over five (5) years shall be entitled to file a request, in writing, with the Bank's Board, for a lump sum distribution of his Elective Contribution Account the value of which is determined on the last Valuation Date immediately preceding the date on which the Bank receives the written request. Within thirty (30) days of receipt of such request, the Board shall make a determination whether to approve such request. If such request is approved by the Board, the lump sum payment shall be payable within thirty (30) days following Board approval. The determination whether to approve of deny such request shall be within the sole discretion of the Board.

5.7  Determination of Annual Installments.  Benefits payable in annual
     -------------------------------------
     installments hereunder shall be determined as follows. The first annual installment shall equal one-fifth of the Executive's Elective Contribution Account. The second annual installment shall equal one-fourth of the Executive's Elective Contribution Account. The third annual installment shall equal one-third of the Executive's Elective Contribution Account, the fourth annual installment shall equal one-half and the final installment shall equal the balance of the Executive's Elective Contribution Account. Each succeeding installment shall be paid on the anniversary date of the prior installment and shall be calculated as of the last Valuation Date immediately preceding the payment of such installment. Each year during the Payout Period the Executive's Elective Contribution Account shall earn interest at the rate established by the Interest Factor.

5.8  Election of Quarterly Payments.  An Executive, upon written request, may be
     ------------------------------
     entitled to elect to receive his benefit payable under Subsections 5.1, 5.2 or 5.4 in four equal quarterly payments, rather than annual installments. In such case the amount payable each year shall be determined in accordance with Subsection 5.7 and the quarterly payments shall be the amount determined under Subsection 5.7, increased by the Interest Factor, and payable in four equal quarterly payments within ten (10) days of the beginning of each quarter.

                                  SECTION VI
                                DEATH BENEFITS
                                --------------

6.1  Death Benefit Prior to Commencement of Deferred Compensation Benefit or
     -----------------------------------------------------------------------
     Disability Benefit.  In the event of the Executive's death prior to
     ------------------
     commencement of the Deferred Compensation Benefit or Disability Benefit, the Bank shall pay the balance of the Executive's Elective Contribution Account to the Executive's Beneficiary, commencing within thirty (30) days of the Executive's death and payable over the Payout Period.

6.2  Election of Quarterly Payments.  In the event the Executive has elected a
     ------------------------------
     five year Payout Period, the Executive's Beneficiary may be entitled upon written request to elect to receive the benefit payable under Subsection
     6.1 in four equal quarterly, rather than annual installments.

                                  SECTION VII
                            BENEFICIARY DESIGNATION
                            -----------------------

     The Executive shall make an initial designation of primary and secondary Beneficiaries upon execution of his Joinder Agreement and shall have the right to change such designation, at any subsequent time, by submitting to the Administrator in substantially the form attached as Exhibit A to the Joinder Agreement, a written designation of primary and secondary Beneficiaries. Any Beneficiary designation made subsequent to execution of the Joinder Agreement shall become effective only when receipt thereof is acknowledged in writing by the Administrator.

                                 SECTION VIII
                         EXECUTIVE'S RIGHT TO ASSETS:
                    ALIENABILITY AND ASSIGNMENT PROHIBITION
                    ---------------------------------------

     At no time shall the Executive be deemed to have any lien, right, title or interest in or to any specific investment or asset of the Bank. The rights of the Executive, any Beneficiary, or any other person claiming through the Executive under this Plan, shall be solely those of an unsecured general creditor of the Bank. The Executive, the Beneficiary, or any other person claiming through the Executive, shall only have the right to receive from the Bank those payments so specified under this Plan. Neither the Executive nor any Beneficiary under this Plan shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Executive or his Beneficiary, nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise.

                                  SECTION IX
                                ACT PROVISIONS
                                --------------

9.1  Named Fiduciary.  The Administrator shall be the Named Fiduciary of this
     ---------------
     Plan. The Administrator shall be responsible for the management, control and administration of the Plan as established herein. The Administrator may delegate to others certain aspects of the management and operational responsibilities of the Plan, including the employment of advisors and the delegation of ministerial duties to qualified individuals.

9.2  Claims Procedure and Arbitration.  In the event that benefits under this
     --------------------------------
     Plan are not paid to the Executive (or to his Beneficiary in the case of the Executive's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Administrator within sixty (60) days from the date payments are refused. The Administrator shall review the written claim and, if the claim is denied, in whole or in part, they shall provide in writing, within thirty (30) days of receipt of such claim, their specific reasons for such denial, reference to the provisions of this Plan or the Joinder Agreement upon which the denial is based, and any additional material or information necessary to perfect the claim. Such writing by the Administrator shall further indicate the additional steps which must be undertaken by claimants if an additional review of the claim denial is desired.

     If claimants desire a second review, they shall notify the Administrator in writing within thirty (30) days of the first claim denial. Claimants may review this Plan, the Joinder Agreement or any documents relating thereto and submit any issues and comments, in writing, they may feel appropriate. In its sole discretion, the Administrator shall then review the second claim and provide a written decision within thirty (30) days of receipt of such claim. This decision shall state the specific reasons for the decision and shall include reference to specific provisions of this Plan or the Joinder Agreement upon which the decision is based.

     If claimants continue to dispute the benefit denial based upon completed performance of this Plan and the Joinder Agreement or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to mediation, administered by the American Arbitration Association ("AAA") (or a mediator selected by the parties) in accordance with the AAA's Commercial Mediation Rules. If mediation is not successful in resolving the dispute, it shall be settled by arbitration administered by the AAA under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

                                   SECTION X
                                 MISCELLANEOUS
                                 -------------

10.1 No Effect on Employment Rights.  Nothing contained herein will confer upon
     ------------------------------
     the Executive the right to be retained in the employment of the Bank nor limit the right of the Bank to discharge or otherwise deal with the Executive without regard to the existence of the Plan.

10.2 State Law.  The Plan is established under, and will be construed according
     ---------
     to, the laws of the State of Illinois, to the extent such laws are not preempted by the Act and valid regulations published thereunder.

10.3 Severability.  In the event that any of the provisions of this Plan or
     ------------
     portion thereof, are held to be inoperative or invalid by any court of competent jurisdiction, then: (1) insofar as is reasonable, effect will be given to the intent manifested in the provisions held invalid or inoperative, and (2) the validity and enforceability of the remaining provisions will not be affected thereby.

10.4 Incapacity of Recipient.  In the event the Executive is declared
     -----------------------
     incompetent and a conservator or other person legally charged with the care of his person or Estate is appointed, any benefits under the Plan to which such Executive is entitled shall be paid to such conservator or other person legally charged with the care of his person or Estate.

10.5  Unclaimed Benefit.  The Executive shall keep the Bank  informed of his
      -----------------
      current address and the current address of his Beneficiaries. If the location of the Executive is not made known to the Bank within three years after the date upon which any payment of any benefits may first be made, the Bank shall delay payment of the Executive's benefit payment(s) until the location of the Executive is made known to the Bank; however, the Bank shall only be obligated to hold such benefit payment(s) for the Executive until the expiration of three (3) years. Upon expiration of the three (3) year period, the Bank may discharge its obligation by payment to the Executive's Beneficiary. If the location of the Executive's Beneficiary is not made known to the Bank by the end of an additional two (2) month period following expiration of the three (3) year period, the Bank may discharge its obligation by payment to the Executive's Estate. If there is no Estate in existence at such time or if such fact cannot be determined by the Bank, the Executive and his Beneficiary(ies) shall thereupon forfeit any rights to the balance, if any, of any benefits provided for such Executive and/or Beneficiary under this Plan.

10.6  Limitations on Liability. Notwithstanding any of the preceding provisions
      ------------------------
      of the Plan, no individual acting as an employee or agent of the Bank, or as a member of the Board of Executives shall be personally liable to the Executive or any other person for any claim, loss, liability or expense incurred in connection with this Plan.

10.7  Gender.  Whenever in this Plan words are used in the masculine or neuter
      ------
      gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

10.8  Effect on Other Corporate Benefit Plans.  Nothing contained in this Plan
      ---------------------------------------
      shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit sharing, group, bonus or other supplemental compensation or fringe benefit agreement constituting a part of the Bank's existing or future compensation structure.

10.9  Inurement.  This Plan shall be binding upon and shall inure to the benefit
      ---------
      of the Bank, its successors and assigns, and the Executive, his successors, heirs, executors, administrators, and Beneficiaries.

10.10 Source of Payments.  All payments provided in this Plan shall be timely
      ------------------
      paid in cash or check from the general funds of the Bank or the assets of the rabbi trust. The Holding Company guarantees payment and provision of all amounts and benefits due to the Executives and, if such amounts and benefits are not timely paid or provided by the Bank, or a rabbi trust, such amounts and benefits shall be paid or provided by the Holding Company.

10.11 Modification of Benefit Eligibility Date.  In the event that a Executive
      ----------------------------------------
      desires to modify his Benefit Eligibility Date or Payout Period with respect to future Elective Contributions, the Executive may do so at the time and in the manner that the Executive is entitled to adjust his Elective Contribution, pursuant to Section IV of the Plan. In the event that an Executive desires to modify his Benefit Eligibility Date or Payout Period with respect to amounts accrued in his Elective Contribution Account the Executive may do so, provided, however, that any such modification is made no later than twenty-four (24) months prior to the date of both (i) the Executive's existing Benefit Eligibility Date (at the time of such modification) and (ii) the Executive's Benefit Eligibility Date, as modified.

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

10.12 Tax Withholding.  The Bank may withhold from any benefits payable under
      ---------------
      this Plan all federal, state, city, or other taxes as shall be required pursuant to any law or governmental regulation then in effect.

10.13 Headings.  Headings and sub-headings in this Plan are inserted for
      --------
      reference and convenience only and shall not be deemed a part of this Plan.

                                  SECTION XI
                             AMENDMENT/REVOCATION
                             --------------------

     This Plan shall not be amended, modified or revoked at any time, in whole or part, without the mutual written consent of the Executive and the Bank, and such mutual consent shall be required even if the Executive is no longer employed by the Bank.

                                  SECTION XII
                                   EXECUTION
                                   ---------

12.1 This Plan sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby, and any previous agreements or understandings between the parties hereto regarding the subject matter hereof are merged into and superseded by this Plan.

12.2 This Plan shall be executed in triplicate, each copy of which, when so executed and delivered, shall be an original, but all three copies shall together constitute one and the same instrument.

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